Exhibit 99.1

Brandywine West, 1521 Concord Pike, Suite 301 Wilmington, DE 19803

N E W S  R E L E A S E

CONTACT: Elise A. Garofalo
Director of Investor Relations
302-778-8227

GrafTech Schedules Fourth Quarter 2004 Conference Call: Reaffirms Fourth
Quarter 2004 Earnings Estimate

        Wilmington, DE – January 13, 2005 – GrafTech International Ltd. (NYSE:GTI) today announced that it will hold its 2004 fourth quarter conference call with investors and analysts on Tuesday, March 15, 2005 at 11:00 am EST. The news release announcing the 2004 fourth quarter results will be issued before the market opens on March 15, 2005.

        GTI reaffirms its previously disclosed 2004 fourth quarter earnings guidance before restructuring charges and other income/expense, net of $0.11-$0.13 per share, excluding the previously disclosed $0.01 per share impact of 13.6 million shares underlying the Company’s contingent convertible debt. As required by new accounting rules adopted by the Financial Accounting Standards Board effective December 15, 2004, shares underlying GTI’s contingent convertible debt will be included in GAAP earnings per share calculations.

        The Company has scheduled its earnings release and related conference call to closely coincide with the filing of its Form 10-K with the Securities and Exchange Commission. The schedule reflects the required audit procedures and related internal control assessment and attestation required by Section 404 of the Sarbanes-Oxley Act of 2002. This process includes the review of the internal controls over closing and reporting of information provided in the Company’s Form 10-K.

        The dial in number for the live audio call beginning at 11:00am EST is:

        Domestic – (800) 218-0204

        International – (303) 205-0033

        If you are interested in participating in this call, please contact Kelly Powell at (302) 778- 8231 or kelly.powell@graftech.com. To ensure your participation, please dial in a few minutes prior to the start of the call and reference the GrafTech Fourth Quarter Conference Call.

        A replay of the call will be available for 72 hours following the call. The replay will be accessible within two hours from the finish of the conference call. You can access the replay by using the following numbers for domestic and international dial in:

        Domestic – (800) 405-2236

        International – (303) 590-3000

        Passcode – 11021508#

        The conference call will also be available on our website, www.graftech.com, within two days of the call, in the investor relations section.

        GrafTech International Ltd. is one of the world’s largest manufacturers and providers of high quality synthetic and natural graphite and carbon based products and technical and research and development services, with customers in about 60 countries engaged in the manufacture of steel, aluminum, silicon metal, automotive products and electronics. We manufacture graphite electrodes and cathodes, products essential to the production of electric arc furnace steel and aluminum. We also manufacture thermal management, fuel cell and other specialty graphite and carbon products for, and provide services to, the electronics, power generation, semiconductor, transportation, petrochemical and other metals markets. We are the leading manufacturer in all of our major product lines, with 13 state of the art manufacturing facilities strategically located on four continents. GRAFCELL®, GRAFOIL®, and eGRAF® are our registered trademarks. For additional information on GrafTech International, call 302-778-8227 or visit our website at www.graftech.com. For additional information on our subsidiary, Advanced Energy Technology Inc., call 216-529-3777.

        NOTE ON FORWARD-LOOKING STATEMENTS: This release and any related discussions may contain forward-looking statements about such matters as: future production, prices and sales of and demand for various products; future operational and financial performance of various businesses; economic conditions; interest rate management activities; strategic and business plans; legal matters; consulting projects; potential actions regarding debt or equity securities; and future asset sales, costs, working capital, revenues, business opportunities, values, debt levels, cash flows, cost savings and reductions, margins, earnings and growth. We have no duty to update these statements. Actual future events, results and conditions could differ materially due to various factors, including: the possibility that global or regional economic conditions or end market conditions for our products may not improve or may worsen; the possibility that anticipated electric arc furnace (EAF) steel production capacity additions may not occur or that further graphite electrode (GE) manufacturing capacity additions may occur; the possibility that changes in EAF steel production or GE production may result in fluctuations in GE demand, prices or volumes; the possibility that quarterly or annual average GE prices may differ from current spot prices or that announced GE price increases or surcharges may not be realized; the possibility that changes in GE product mix may impact average GE revenue per metric ton; the possibility that economic or technological developments may affect demand for the various types of cathodes used in aluminum smelting, that anticipated aluminum smelting capacity changes or additions using graphite cathodes may not occur or that increased production of graphite or other cathodes may occur; the possibility that changes in production of aluminum or various types of cathodes may not result in fluctuations in demand, prices or volumes of various types of cathodes; the possibility of delays in or failure to achieve widespread commercialization of fuel cells which use our products or that fuel cell manufacturers may obtain those products from other sources; the possibility of delays in or failure to achieve successful development and commercialization of electronic thermal management or other new or improved products or that they could be subsequently displaced by other products or technologies; the possibility of delays in meeting or failure to meet contractual or other product development milestones or delays in expanding or failure to expand our manufacturing capacity to meet any growth in demand; the possibility that we may be unable to protect our intellectual property or may infringe the intellectual property rights of others; unanticipated events or circumstances relating to antitrust or other lawsuits; the possibility that the anticipated benefits from organizational or systems changes may be delayed or may not occur; the possibility that our provision for income taxes and effective income tax rate or cash tax rate may fluctuate significantly due to changes in tax planning, tax laws, profitability and other factors; unanticipated events or circumstances relating to health, safety or environmental compliance or remediation obligations or liabilities to third parties or relating to labor relations; the possibility that financial information contained in this release can change upon final review or audit; changes in interest or currency exchange rates, in competitive conditions, in raw material or energy supplies or costs or in inflation; the possibility of failure to satisfy conditions to, or of breach of terms of, our strategic alliances; the possibility of changes in government funding of, or the failure to satisfy eligibility conditions to, government grants; the possibility that our high leverage, substantial debt and other obligations could limit our financial resources; the possibility of interruptions in production at our facilities due to, among other things, critical equipment failure or interruption in major raw material or energy supplies; the possibility that a service provider to whom we outsource global information and technology and finance and accounting business process services may fail to provide such services; changes in tax and fiscal policies; developments in the Middle East, the occurrence of terrorist acts and developments in the war on terrorism; the possibility that we may not complete planned asset sales for amounts or at times anticipated or at all or that we may not achieve our earnings estimates; the possibility that we may encounter problems or delays in completing our Sarbanes-Oxley compliance efforts as planned (including the review, evaluation and remediation of our internal controls) or we conclude that our internal controls over financial reporting are not operating effectively or we do not receive an unqualified opinion from our independent auditors with regard to the design and operating effectiveness of our internal control systems; and other risks and uncertainties, including those detailed in our filings with the SEC, as well as future decisions by us. Except as otherwise specifically noted, references to spot prices and cost savings are based on and subject to the factors, assumptions and limitations detailed in our filings with the SEC. No statement in this release or any related discussions shall constitute an admission in connection with any lawsuit or claim. This release does not constitute an offer to sell or a solicitation of an offer to buy any securities. References to street or analyst earnings estimates mean those published by First Call, a service of the Thomson Financial Network.